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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 21, 1999





               FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                   333-62671                  56-1643598
----------------------------         -----------           -------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)


  One First Union Center
  Charlotte, North Carolina                                   28228-0600
---------------------------                                   ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (704) 374-6828
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



Item 5.  Other Events.

Incorporation of Certain Documents by Reference

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, First Union Commercial Mortgage Securities, Inc. (the "Registrant") will incorporate by reference certain opinions of Brown & Wood LLP, dated May 21, 1999 into the Registrant's registration statement (File No. 333-62671) required by Item 601 of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

               5.1  Opinion of Brown & Wood LLP re Legality

               8.1  Opinion of Brown & Wood LLP re Tax Matters

              23.1 Consent of Brown & Wood LLP (included in Exhibit 5.1 and Exhibit 8.1)

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                             FIRST UNION COMMERCIAL
                                               MORTGAGE SECURITIES, INC.



                                             By:   /s/ Craig Lieberman
                                                   ---------------------
                                             Name: Craig Lieberman
                                             Title: Vice President



Dated:  May 21, 1999

Exhibit Index


Exhibit                                                            Page

5.1    Opinion of Brown & Wood LLP re Legality                      6

8.1    Opinion of Brown & Wood LLP re Tax Matters                   8

23.1   Consent of Brown & Wood LLP (including in Exhibit 5.1
       and 8.1)

                                                                   EXHIBIT 5.1


                               BROWN & WOOD LLP
                            ONE TRADE WORLD CENTER
                           NEW YORK, N.Y. 10048-0557
                            TELEPHONE: 212-839-5300
                            FACSIMILE: 212-839-5599



                                                         May 21, 1999


First Union Commercial Mortgage Securities, Inc.
One First Union Center
Charlotte, North Carolina  28228-06000


        Re:    First Union Commercial Mortgage Securities, Inc.,
               Registration Statement on Form S-3
               --------------------------------------------------

Ladies and Gentlemen:

We have acted as counsel to First Union Commercial Mortgage Securities, Inc., a North Carolina corporation (the "Registrant"), in connection with the Registration Statement (File No. 333-62671) on Form S-3 (the "Registration Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), on January 8, 1999 for the registration under the Act of Commercial Mortgage Pass-Through Certificates (the "Certificates"). Each series of such Certificates will be issued pursuant to a separate pooling and servicing agreement (the "Pooling and Servicing Agreement"), among the Registrant, a trustee, a master servicer or servicer and/or a special servicer, each to be identified in the prospectus supplement for such series of Certificates.

We have made such investigation of law as we deem appropriate and have examined the proceedings heretofore taken and are familiar with the procedures proposed to be taken by the Registrant in connection with the authorization, issuance and sale of such Certificates.

Based on the foregoing, we are of the opinion that:

(i) When each Pooling and Servicing Agreement in respect of which we have participated as your counsel has been duly authorized by all necessary corporate action and has been duly executed and delivered, it will constitute a valid and binding obligation of the Registrant enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

(ii) When the issuance, execution and delivery of the Certificates in respect of which we have participated as your counsel have been duly authorized by all necessary corporate action, and when such Certificates have been duly executed, authenticated and delivered and sold as described in the Registration Statement, such Certificates will be legally and validly issued and the holders of such Certificates will be entitled to the benefits provided by the Pooling and Servicing Agreement pursuant to which such Certificates were issued.

In rendering the foregoing opinions, we have assumed the accuracy and truthfulness of all public records of the Registrant and of all certifications, documents and other proceedings examined by us that have been executed or certified by officials of the Registrant acting within the scope of their official capacities and have not verified the accuracy or truthfulness thereof. We have also assumed the genuineness of the signatures appearing upon such public records, certifications, documents and proceedings. In addition, we have assumed that each such Pooling and Servicing Agreement and the related Certificates will be executed and delivered in substantially the form filed as exhibits to the Registration Statement, and that such Certificates will be sold as described in the Registration Statement. We express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the federal laws of the United States of America.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to this firm under the heading "Legal Matters" in the Prospectus and the Prospectus Supplement forming a part of the Registration Statement, without implying or admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Securities and Exchange Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

                                               Very truly yours,

                                               BROWN & WOOD LLP

                                                                   EXHIBIT 8.1

                               BROWN & WOOD LLP
                            ONE TRADE WORLD CENTER
                           NEW YORK, N.Y. 10048-0557
                            TELEPHONE: 212-839-5300
                            FACSIMILE: 212-839-5599


                                                    May 21, 1999


First Union Commercial Mortgage Securities, Inc.
One First Union Center
Charlotte, North Carolina  28228-06000


         Re:    First Union Commercial Mortgage Securities, Inc.,
                Registration Statement on Form S-3
                -------------------------------------------------

Ladies and Gentlemen:

We have acted as counsel to First Union Commercial Mortgage Securities, Inc., a North Carolina corporation (the "Registrant"), in connection with the issuance and sale of its Commercial Mortgage Pass-Through Certificates that evidence interests in certain pools of mortgage loans (the "Certificates"). Each series of Certificates will be issued pursuant to a Pooling and Servicing Agreement among the Registrant, a trustee, a master servicer or servicer and/or a special servicer, each to be specified in the Prospectus Supplement for such series of Certificates. We have advised the Registrant with respect to certain federal income tax consequences of the proposed issuance of the Certificates. This advice is summarized under the headings "Summary of Prospectus -- Tax Status of the Certificates" and "Material Federal Income Tax Consequences" in the Prospectus and "Summary of Prospectus Supplement -- Material Federal Income Tax Consequences" and "Material Federal Income Tax Consequences" in the Prospectus Supplement relating to the Certificates in respect of which we participated as your counsel, all as part of the Registration Statement (File No. 333-62671)on Form S-3 (the "Registration Statement"), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), on January 8, 1999 for the registration of such Certificates under the Act. The information set forth in the Prospectus and the Prospectus Supplement under the captions "Summary of Prospectus -- Tax Status of the Certificates" and "Material Federal Income Tax Consequences" and "Summary of Prospectus Supplement -- Material Federal Income Tax Consequences" and "Material Federal Income Tax Consequences", to the extent that it constitutes matters of law or legal conclusions, is correct in all material respects.

We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to a reference to this firm (as counsel to the Registrant) under the heading "Certain Federal Income Tax Consequences" in the Prospectus forming a part of the Registration Statement, without implying or admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Securities and Exchange Commission issued thereunder, with respect to any part of this Registration Statement, including this exhibit.

                                         Very truly yours,

                                         BROWN & WOOD LLP

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599




                                                             May 21, 1999


VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


        Re:    First Union Commercial Mortgage Securities, Inc.
               First Union National Bank - Chase Manhattan Bank
               Commercial Mortgage Pass-Through Certificates, Series 1999-C2
               -------------------------------------------------------------

Ladies and Gentlemen:

     On behalf of First Union Commercial Mortgage Securities, Inc. (the "Company"), we attach herewith for filing, pursuant to the Securities Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for (i)
Exhibit 5.1 (the Opinion of Brown & Wood LLP re Legality) to Registration Statement on Form S-3 (File No. 333-62671, the "Registration Statement"), (ii)
Exhibit 8.1 to Registration Statement, the Opinion of Brown & Wood LLP re Tax Matters and (iii) Exhibit 23.1 to Registration Statement, the Consent of Brown & Wood LLP, in connection with the above-referenced transaction.

                                                  Very truly yours,

                                                  /s/ TaeHun Kim

                                                  TaeHun Kim


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